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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 27, 2004

                          WASATCH PHARMACEUTICAL, INC.
               (Exact Name of Registrant as Specified in Charter)


            Utah                     0-22899                    84-0854009
(State or other jurisdiction        Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

            2121 W. Army Trail Road
                  Suite 105
                  Addison, IL                                      60101
     (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code (630) 705-1696

                         310 East 4500 South, Suite 450
                                Murray, UT 84107
          (Former name or former address, if changed since last report)



This current report on form 8-K if filed by Wasatch Pharmaceutical, Inc., a Utah Corporation under Section 13 or 15(d) of the Securities Exchange Act of 1934, filed pursuant to Rule 13a-11 or Rule 15d-11 and for reports of nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 and 243.101).

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         On January 13, 2004, Suburban Capital Corporation ("SEC") acquired a controlling interest in Wasatch Pharmaceutical, Inc. ("Wasatch"). Said controlling interest was purchased by SCC at public auction held Praecipe dated December 10, 2003 regarding Civil No. 036906480 in the Third Judicial District In and For the County of Salt Lake, State of Utah. Said controlling interests were purchased for the following:

         30,000,000 authorized/un-issued NPV common Stock of Wasatch Pharmaceutical, Inc.

         217,935 issued NPV common stock of Wasatch Pharmaceutical in the name of Gary Heesch.

         True and correct copies of the Certificate of Sale, Execution, Personal Property for each sale are attached hereto and incorporated herein as Exhibit "A".

         Immediately subsequent to the sale, SCC removed and terminated the then current board of directors and thereafter nominated and named Frank J. Custable, Jr. as sole director of the corporation. Thereafter, the new board of directors removed and terminated the then current officers of Wasatch and nominated Frank
J. Custable, Jr. as the sole officer of Wasatch. Custable accepted both the position of sole director and sole officer of Wasatch.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. Attached hereto and made a part of this 8-K are copies of the Certificates of Sale, Execution, Personal Property , which are the subject of this 8-K


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Wasatch Pharmaceutical, Inc.
                                                  (Registrant)

                                           /s/ Frank J. Custable, Jr.
                                           -------------------------------------
Date   January 27, 2004                    Frank J. Custable, Jr., President
                                           (Signature)


*Print name and title of the signing officer under her signature.




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                CERTIFICATE OF SALE, EXECUTION, PERSONAL PROPERTY

SUBURBAN CAPITAL CORP.                       JUDGEMENT RENDERED
        VS                                   EXECUTION ISSUED
GARY HEESCH                                  PROPERTY SOLD

--------------------------------------------------------------------------------

I, ROBERT J. REITZ, SALT LAKE County Constable, State of UT, hereby certify that under and by virtue of a writ of execution issued out of the SALT LAKE court, SALT LAKE County, State of UT, in a certain action lately pending in said court at the suit of:


SUBURBAN CAPITAL CORP., plaintiff against
GARY HEESCH/, defendant(s),

Attested on April 01, 2003, by which I was commanded to make the sum of $257,000.00 with interest, costs, and fees, to satisfy judgment in said action, property could be found, all as more fully appears by the said writ, reference being hereby made. I have levied upon, and on January 12, 2004 at 10:00AM of said day at 12528 S. 1840 E., DRAPER, UT, after due and legal notice, at public auction, and according to law, duly sold to SUBURBAN CAPITAL CORPORATION for the sum of $5,000.00 lawful money of the United States, which was the highest bid made and the whole price paid for all right, title, claim and interest, owned by said defendant to said property described as follows, to wit:



OUTSTANDING SHARES OF NO PAR VALUE COMMON STOCK OF WASATCH PHARMACEUTICAL, INC., A UTAH CORPORATION CURRENTLY LISTED ON THE BOOKS AND RECORDS OF WASATCH PHARMACEUTICAL, INC., A UTAH CORPORATION, IN THE NAME OF GARY HEESCH.


I certify the foregoing to be true and correct. This certificate is executed on January 13, 2004.


                                             /s/ signature
                                             -----------------------------


Subscribed and sworn to before me this January 13, 2004.



/s/ Dale Hitesman
---------------------------
Notary Public


                            [seal of Notary Public]

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                CERTIFICATE OF SALE, EXECUTION, PERSONAL PROPERTY

SUBURBAN CAPITAL CORP.                       JUDGEMENT RENDERED
        VS                                   EXECUTION ISSUED
GARY HEESCH                                  PROPERTY SOLD

--------------------------------------------------------------------------------

I, ROBERT J. REITZ, SALT LAKE County Constable, State of UT, hereby certify that under and by virtue of a writ of execution issued out of the SALT LAKE court, SALT LAKE County, State of UT, in a certain action lately pending in said court at the suit of:


SUBURBAN CAPITAL CORP., plaintiff against
GARY HEESCH/, defendant(s),

Attested on April 01, 2003, by which I was commanded to make the sum of $257,000.00 with interest, costs, and fees, to satisfy judgment in said action, property could be found, all as more fully appears by the said writ, reference being hereby made. I have levied upon, and on January 12, 2004 at 10:00AM of said day at 12528 S. 1840 E., DRAPER, UT, after due and legal notice, at public auction, and according to law, duly sold to SUBURBAN CAPITAL CORPORATION for the sum of $5,000.00 lawful money of the United States, which was the highest bid made and the whole price paid for all right, title, claim and interest, owned by said defendant to said property described as follows, to wit:


30,000,000 AUTHORIZED, BUT UNISSUED SHARES OF NO PAR VALUE COMMON STOCK OF WASATCH PHARMACEUTICAL, INC., A UTAH CORPORATION.


I certify the foregoing to be true and correct. This certificate is executed on January 13, 2004.


                                             /s/ signature
                                             -----------------------------


Subscribed and sworn to before me this January 13, 2004.



/s/ Dale Hitesman
---------------------------
Notary Public


                            [seal of Notary Public]